SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549


                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


         May 2, 2003                            0-5940
  -------------------------             ---------------------
   Date of Report (Date of              Commission File Number
   earliest event reported)


                     TEMTEX INDUSTRIES, INC.
  -----------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)


         Delaware                              75-1321869
--------------------------------        ------------------------
(State or other jurisdiction                  (IRS Employer
of incorporation or organization)         Identification Number)


1190 W. Oleander Avenue, Perris, California              92571
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(Address of Principal Executive Offices)              (Zip Code)


                         (909) 657-7311
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      (Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report.)

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

     On May 2, 2003, Temtex Industries, Inc. (the "Company") and Temco Fireplace Products, Inc., one of its wholly owned subsidiaries (collectively, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). The Debtors will continue to operate their businesses and manage their properties and assets as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On May 2, 2003, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibits are filed herewith:

           Exhibit 99.1 - Press Release of Temtex Industries,
                            Inc. dated May 2, 2003.

                           SIGNATURES
                           ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TEMTEX INDUSTRIES, INC.


Dated: May 2, 2003                 By:  /s/  RICHARD N. ANDERSON
                                      -----------------------------------
                                      Richard N. Anderson
                                      President & Chief Executive Officer

                          INDEX TO EXHIBITS
                          -----------------


   Exhibit
     No.          Description
   -------        ----------------------------------------------------
     99.1         Press Release of Temtex Industries, Inc., dated
                     May 2, 2003